UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04024

Prudential Investment Portfolios 6

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 8/31/2010

Date of reporting period: 8/31/2010

Item 1 – Reports to Stockholders –

ANNUAL REPORT	AUGUST 31, 2010

Prudential California Muni Income Fund

Fund Type Municipal bond Objective Maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

October 15, 2010

Dear Shareholder:

We hope you find the annual report for the Prudential California Muni Income Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential California Muni Income Fund

Prudential California Muni Income Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 0.95%; Class B, 1.15%; Class C, 1.65%; Class Z, 0.65%. Net operating expenses: Class A, 0.90%; Class B, 1.15%; Class C, 1.40%; Class Z, 0.65%, after contractual reduction through 12/31/2011 for Class A shares and 12/31/2010 for Class C shares.

Cumulative Total Returns (Without Sales Charges) as of 8/31/10
	One Year	Five Years	Ten Years
Class A	10.96%	23.67%	63.25%
Class B	10.68	22.14	59.10
Class C	10.42	20.68	55.25
Class Z	11.37	25.42	67.78
Barclays Capital Municipal Bond Index	9.78	27.74	73.98
Lipper California (CA) Muni Debt Funds Avg.	11.99	19.01	56.06

Average Annual Total Returns (With Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years
Class A	1.31%	3.67%	4.69%
Class B	0.37	4.12	4.85
Class C	4.12	4.03	4.60
Class Z	5.82	4.80	5.40
Barclays Capital Municipal Bond Index	5.81	5.13	5.73
Lipper California (CA) Muni Debt Funds Avg.	5.65	3.70	4.61

Average Annual Total Returns (With Sales Charges) as of 8/31/10
	One Year	Five Years	Ten Years
Class A	6.52%	3.49%	4.60%
Class B	5.68	3.92	4.75
Class C	9.42	3.83	4.50
Class Z	11.37	4.63	5.31

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Average Annual Total Returns (Without Sales Charges) as of 8/31/10
	One Year	Five Years	Ten Years
Class A	10.96%	4.34%	5.02%
Class B	10.68	4.08	4.75
Class C	10.42	3.83	4.50
Class Z	11.37	4.63	5.31

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential California Muni Income Fund (Class A shares) with a similar investment in the Barclays Capital Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2000) and the account values at the end of the current fiscal year (August 31, 2010), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a

Prudential California Muni Income Fund	3

Your Fund’s Performance (continued)

contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for 12 months from the date of purchase and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Barclays Capital Municipal Bond Index

The Barclays Capital Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Lipper California (CA) Muni Debt Funds Average

The Lipper CA Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper CA Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in California.

Investors cannot invest directly in an index or average. The returns for the Barclays Capital Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Issues expressed as a percentage of net assets as of 8/31/10
Southern California Pub. Pwr. Auth. Rev., Palo Verde Proj., Ser. C, Rfdg., 7/01/16, 1.690%	6.6%
Sacramento City Fin. Auth., Tax Alloc. Comb. Proj., Ser. B, 11/01/16, 4.510%	1.9
Sacramento City Fin. Auth., Ser. B, 11/01/17, 4.820%	1.8
Long Beach Hbr. Rev., Rfdg., Ser. A, 5/15/19, 6.000%	1.6
Los Angeles Calif. Cmnty. College Dist., 2003 Election, Ser. F-1, 8/01/33, 5.000%	1.6

Issues are subject to change.

Distributions and Yields as of 8/31/10
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield* at Federal Tax Rates of
			33%	35%
Class A	$0.52	3.27%	5.38%	5.55%
Class B	0.49	3.16	5.20	5.36
Class C	0.47	2.91	4.79	4.94
Class Z	0.55	3.65	6.01	6.19

*Taxable equivalent yields reflect federal and applicable state tax rates.

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Credit Quality* expressed as a percentage of net assets as of 8/31/10
Aaa	3.4%
Aa	29.4
A	36.1
Baa	19.8
Less than Caa	0.1
Not Rated	10.2
Total Investments	99.0
Other assets in excess of liabilities	1.0
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit quality is subject to change.

Prudential California Muni Income Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential California Muni Income Fund Class A shares posted a 10.96% total return for the year ended August 31, 2010, outperforming the 9.78% total return of the Barclays Capital Municipal Bond Index (the Index), but lagging the 11.99% total return of the Lipper California Municipal Debt Funds Average.

How is the Fund managed?

Prudential Fixed Income manages the Fund, which normally invests so that at least 80% of its investment income will be exempt from California state and federal income taxes or the Fund will invest at least 80% of its investable assets in California obligations. The Fund’s investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax.

Research is crucial to the Fund’s investment process. Senior investment professionals develop a quarterly market outlook that provides an overall view of the economy, interest rates, and risk levels in the major bond markets. In deciding which bonds to buy and sell, portfolio managers work closely with a team of five credit research analysts, four of whom have more than 15 years of experience analyzing tax-exempt bonds.

What were conditions like in the municipal bond market?

The bright picture that emerged for the U.S. economy early in the reporting period that began on September 1, 2009 ended in a cloud of uncertainty. As the effects of stimulus measures faded and inventory restocking leveled off, the U.S. economy downshifted into a slower growth mode. Corporate earnings in major companies were generally strong and productivity continued to climb. Business spending on industrial equipment rose considerably during the period. But elevated levels of unemployment continued to stoke fears that consumers would not be able to spend at levels high enough to sustain a recovery due to restricted income growth. Housing markets remained depressed. The U.S. Federal Reserve left its target for the overnight bank lending rate near zero, and forecast a protracted recovery with moderate growth at best.

Investors increased their demand for municipals because of the tax advantages. There is a widespread concern that taxes may increase in the near future. Investors also sought lower quality municipal bonds for more attractive yields. Overall, municipal bonds rated below investment-grade easily outperformed municipal bonds with investment grade ratings.

Another factor supporting higher municipal bond prices was a notable reduction in the supply of the debt securities. Some states experiencing fiscal difficulties restricted new issuance of bonds. However, the most significant reason for decreased supply is

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the issuance of a form of taxable municipal bonds, known as Build America Bonds, which severely siphoned issuance from the tax-exempt bond market in the face of very strong investor demand for tax-advantaged investments. Build America Bonds pay higher rates than comparable tax-exempt bonds. The federal government pays issuers of Build America Bonds a subsidy equal to 35% of their interest costs, thereby lowering borrowing costs. The Build America Bond program is set to expire at the end of 2010, but may be extended. (The Fund does not invest in these bonds.)

Bond prices move inversely to interest rates. As prices of long-term municipal bonds gained the most, their yields fell sharply, causing the slope of the yield curve to flatten during the reporting period. The municipal bond yield curve shows the relationship between municipal bonds of the same credit quality from the shortest to the longest maturities.

How did the California tax-exempt bond market perform?

The California municipal bond market outperformed the broader tax-exempt market for the reporting period mostly due to a rebound in the state’s general obligation (GO) bonds, which were oversold in 2009. Thus one of the major reasons the Fund outperformed the Index is that it invests primarily in bonds of California issuers, while the Index tracks the broader municipal bond market.

However, the fiscal health of the state of California remains challenged. California lawmakers have failed to pass a state budget for the 2011 fiscal year that began July 1, 2010. The governor declared a state of fiscal emergency and requested special sessions with the state legislature to deal with the widening budget gap. New and larger budget cuts have been proposed, but at the end of the reporting period no new budget had been agreed upon. This legislative gridlock has produced a situation which potentially threatens the state’s credit rating, which is among the lowest of any state.

How was the Fund affected by its sector allocation strategy?

The Fund maintained a portfolio of bonds drawn from transportation, healthcare, GO bonds, and other sectors of the California tax-exempt market in order to spread risk. Since the Build America Bond program began in early 2009, the State of California has issued GO bonds, some as conventional tax-exempt debt securities and some as taxable debt securities under the Build America Bond program. This has helped to significantly reduce the supply of tax-exempt bonds issued by the state. The Fund had a larger exposure than the Index to the state’s tax-exempt GO bonds, which helped the Fund outperform the Index during the reporting period.

Among revenue bonds, the Fund had larger positions in healthcare bonds and corporate-backed bonds than the Index, which also helped its performance relative to

Prudential California Muni Income Fund	7

Strategy and Performance Overview (continued)

the Index. The Fund’s largest sector concentration continued to be in special tax/assessment district bonds, which are used to help finance the development of public infrastructure for residential communities in California. Interest and principal on the bonds are paid by special taxes levied on parcels of land. As conditions in the credit and real estate markets began to stabilize during the reporting period, prices of special tax/assessment district bonds rose. The Fund continued to benefit from favorable security selection within the sector that emphasized bonds of well established districts and avoided districts in the early stages of development.

The Fund had a larger exposure than the Index to pre-refunded bonds. This strategy hurt the Fund’s relative performance, because in the low interest-rate environment the high-quality, lower-yielding bonds only posted a modest gain overall. A municipal bond becomes pre-refunded when its issuer takes advantage of a decline in yields by issuing new bonds with lower interest rates. Proceeds of the new bonds are used to purchase special federal government securities held in an escrow account. Cash flow from these debt securities pays interest on the pre-refunded bonds until a predetermined date when the bonds are retired prior to their original maturity. This process may reduce an issuer’s costs, and the pre-refunded bonds often become rated AAA.

What else had a key impact on the Fund’s performance?

The Fund benefited from its strategy that anticipated the flattening in the slope of the municipal bond yield curve by selectively increasing its exposure to long-term municipal bonds. As previously noted, prices of long-term municipal bonds climbed the most, driving their yields sharply lower.

Increasing the Fund’s holdings of long-term municipal bonds would normally have lengthened its duration and left it more vulnerable to an unexpected rise in interest rates that would pressure bond prices. In order to hedge the portfolio against the risk of rising rates, the Fund shorted (sold) futures contracts on U.S. Treasury notes, which would allow it to profit if interest rates rose and prices of Treasury securities fell. (Short sales are done in anticipation that a security will decline in price.) Instead, interest rates headed lower during the reporting period and the futures position had a negative impact on the Fund. This offset some of the benefit the Fund derived from its yield curve strategy.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2010, at the beginning of the period, and held through the six-month period ended August 31, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Prudential California Muni Income Fund	9

Fees and Expenses (continued)

expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential California Muni Income Fund		Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,057.00	0.91%	$4.72
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

Class B	Actual	$1,000.00	$1,055.70	1.16%	$6.01
	Hypothetical	$1,000.00	$1,019.36	1.16%	$5.90

Class C	Actual	$1,000.00	$1,054.40	1.41%	$7.30
	Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17

Class Z	Actual	$1,000.00	$1,059.40	0.66%	$3.43
	Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2010, and divided by the 365 days in the Fund's fiscal year ended August 31, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of August 31, 2010

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 98.5%

Municipal Bonds
Abag Fin. Auth. For Nonprofit Corp. Rev., San Diego Hosp. Assoc., Ser. C	A3	5.375%	03/01/21	$1,665	$1,720,395
Sharp Healthcare	A3	6.250	08/01/39	1,000	1,127,330
California County Tobacco Securitization Agy., Rev.,
Convertible, C.A.B.S. (Converts to 5.250% on 12/01/10)	Baa3	6.420(b)	06/01/21	1,000	897,220
Tobacco Conv. Bonds	NR	5.100	06/01/28	1,035	867,289
California Edl. Facs. Auth. Rev.,
Loyola Marymount Univ., Ser. A	A2	5.125	10/01/40	1,000	1,037,830
Univ. Southern CA, Ser. A, Rfdg.	Aa1	5.000	10/01/38	2,000	2,148,340
Univ. Southern CA, Ser. A, Rfdg.	Aa1	5.250	10/01/38	1,500	1,657,800
California Health Facs. Fing. Auth. Rev.,
Catholic Healthcare West, Ser. A	A2	6.000	07/01/39	2,000	2,201,220
Cedars Sinai Med. Ctr. Rfdg.	A2	5.000	08/15/39	750	759,165
Episcopal Home, Ser. B	A–(c)	6.000	02/01/32	1,000	1,040,790
Providence Health, Ser. B	Aa2	5.500	10/01/39	1,500	1,610,775
Providence Health, Ser. C	Aa2	6.500	10/01/38	1,000	1,158,450
Scripps Health, Ser. A	A1	5.000	10/01/22	500	542,315
Scripps Health, Ser. A	A1	5.000	11/15/36	1,000	1,020,640
St. Joseph Health Sys., Ser. A	A1	5.750	07/01/39	1,000	1,071,390
Stanford Hosp., Ser. C, Rfdg.	Aa3	5.000	11/15/36	2,000	2,051,320
California Hsg. Fin. Agy. Rev., Home Mtge.-83, Ser. A, C.A.B.S.	A3	7.290(b)	02/01/15	4,450	3,242,982
California Infrastructure & Econ. Dev. Rev.,
Bay Area Toll Brdgs 1st Lien (Pre-refunded date 1/01/28)(d)(e)	AAA(c)	5.000	07/01/33	1,700	2,117,537
Bk. Rev. & Econ. Dev. Walt. Dis. Fam. Musm., Walt & Lilly Disney	A1	5.250	02/01/38	2,000	2,058,040

See Notes to Financial Statements.

Prudential California Muni Income Fund	11

Portfolio of Investments

as of August 31, 2010 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Municipal Bonds (cont’d.)
California Municipal Fin. Auth. Ed. Rev. Amern. Heritage Ed. Foundation Proj., Ser. A	BBB–(c)	5.250%	06/01/26	$1,100	$1,065,548
California Municipal Fin. Auth. Rev. Eisenhower. Med. Ctr. Ser. A	Baa1	5.750	07/01/40	500	510,880
California Poll. Ctrl. Fin. Auth.
Pacific Gas-D-Rmkt. Rfdg., A.M.T., F.G.I.C.	A3	4.750	12/01/23	2,500	2,521,825
Sld. Wste. Disp. Rev., Wste. Mgmt., Inc. Proj., Ser. B, A.M.T.	BBB(c)	5.000	07/01/27	500	506,170
Wtr. Facs. Rev., Amern. Wtr. Cap. Corp. Proj., 144A	Baa2	5.250	08/01/40	1,250	1,270,238
California Rural Home Mtge. Fin. Auth., Sngl. Fam. Mtge. Rev., Mtge. Bkd. Secs., Ser. D, F.N.M.A., G.N.M.A., A.M.T.	A–(c)	6.000	12/01/31	45	45,614
California St. Dept. Wtr. Res. Pwr. Rev.,
Central VY Proj., Ser. A	Aa1	5.000	12/01/29	2,000	2,223,500
Central VY Proj., Ser. AF	Aa1	5.000	12/01/29	1,500	1,674,750
Ser. L	Aa3	5.000	05/01/20	2,000	2,442,320
California St. Econ. Recovery, Ser. A, Rfdg.	Aa3	5.250	07/01/21	1,400	1,675,198
California St. Pub. Wks. Brd. Lease Rev., Dept. General Service, Ser. J	A2	5.250	06/01/28	750	762,698
Var. Cap. Proj., Ser. G-1	A2	5.750	10/01/30	750	796,815
Var. Cap. Proj., Sub. Ser. I-1	A2	6.375	11/01/34	750	829,973
California St., F.G.I.C., T.C.R.S., GO	A1	4.750	09/01/23	1,000	1,005,140
California St., GO	A1	6.000	04/01/38	3,000	3,344,460
California St., GO Unrefunded Balance	A1	5.500	04/01/30	5	5,211
California St., Var. Purp., GO	A1	5.000	10/01/29	1,500	1,567,875
California St., Var. Purp., GO	A1	5.500	11/01/39	1,000	1,072,820
California St., Var. Purp., GO	A1	5.500	03/01/40	2,000	2,146,840
California St., Var. Purp., GO	A1	6.000	03/01/33	1,250	1,424,763
California St., Var. Purp., GO	A1	6.000	11/01/39	1,500	1,679,340

See Notes to Financial Statements.

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Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Municipal Bonds (cont’d.)
California Statewide Cmntys. Dev. Auth. Rev.,
Drew Sch.	NR	5.300%	10/01/37	$1,000	$814,360
Irvine LLC, UCI East Rfdg.	Baa2	5.000	05/15/32	2,000	1,978,960
John Muir Health	A1	5.125	07/01/39	750	760,860
Polytechnic Sch.	A1	5.000	12/01/34	2,000	2,059,580
Spl. Tax No. 97-1, C.A.B.S.	NR	6.920(b)	09/01/22	4,440	1,962,658
Sr. Living-Southn. Calif. Presbyterian Homes	BBB(c)	7.250	11/15/41	500	555,615
St. Joseph, Rmkt., Assured Gty., Ser. F	Aa3	5.250	07/01/21	2,500	2,829,375
Windrush Sch.	NR	5.500	07/01/37	1,000	823,580
California Statewide Cmntys. Dev. Auth. Sch. Fac. Rev., Aspire Pub Schs.	NR	6.000	07/01/30	1,000	1,033,650
Chico Redev. Agy. Tax Alloc., Chico Amended & Merged Redev., A.M.B.A.C.	A+(c)	5.000	04/01/30	2,445	2,444,902
Chula Vista Calif. Indl. Dev. Rev., San Diego Gas-D-Rmkt.	Aa3	5.875	01/01/34	1,000	1,129,330
Chula Vista Dev. Agy. Rev., Rfdg. Tax Alloc. Sub. Bayfront, Ser. B	NR	5.250	10/01/27	1,540	1,400,676
Chula Vista Ind. Dev. Rev., San Diego Gas, A.M.T.	Aa3	5.000	12/01/27	1,000	1,028,080
Coronado Cmnty. Dev. Agy. Tax Alloc., Dev. Proj., A.M.B.A.C.	AA–(c)	5.000	09/01/24	2,000	2,049,720
Corona-Norco Uni. Sch. Dist. Spl. Tax, Cmnty. Facs. Dist. No. 98-1, N.A.T.L.	Baa1	5.000	09/01/22	1,060	1,090,295
El Dorado Cnty., Spl. Tax, Cmnty. Facs.,
Dist. No. 92-1	NR	6.125	09/01/16	1,000	1,006,310
Dist. No. 92-1	NR	6.250	09/01/29	475	476,501
El Dorado Irr. Dist. Partn., Ser. A, C.O.P., Assured Gty.	Aa3	5.750	08/01/39	1,000	1,054,660
Elsinore Valley Municipal Water Dist. C.O.P., B.H.A.C.	Aa1	5.000	07/01/29	750	821,078
Folsom Spl. Tax, Cmnty. Facs., Dist. No. 7, Broadstone	NR	6.000	09/01/24	2,450	2,384,512

See Notes to Financial Statements.

Prudential California Muni Income Fund	13

Portfolio of Investments

as of August 31, 2010 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Municipal Bonds (cont’d.)
Folsom Spl. Tax, Unrefunded Balance, Facs. Dist. No. 10, Empire Ranch	NR	6.875%	09/01/19	$1,230	$1,230,000
Foothill/Eastern Trans. Corr. Agy. Rev., Toll Rd., Convertible C.A.B.S.	Baa3	5.875	01/15/28	2,890	2,939,592
Glendale Redev. Agy. Tax Alloc., Central Glendale Redev. Proj., N.A.T.L.	Baa1	5.250	12/01/19	3,275	3,405,738
Golden St. Tobacco Securitization Corp. Calif. Tobacco Settlement Rev.,
Asset-Bkd, Sr. Ser. A-1	Baa3	5.750	06/01/47	2,500	1,863,350
Enhanced Asset Bkd. Ser. A	A2	5.000	06/01/45	1,000	960,160
Golden St. Tobacco Securitization Rev., Asset-Bkd.,
Ser. 2003-A-1 (Pre-refunded date 6/01/13)(d)	Aaa	6.750	06/01/39	2,700	3,150,819
Ser. A, Convertible C.A.B.S., A.M.B.A.C.	A2	4.600	06/01/23	3,000	2,791,380
Golden West Sch. Fin. Auth., Rev., Rfdg. Ser. A., C.A.B.S., N.A.T.L.	Baa1	4.440(b)	02/01/19	2,110	1,462,947
Guam Govt. Ltd. Oblig. Rev., Section 30, Ser. A	BBB–(c)	5.750	12/01/34	500	525,945
La Mesa-Spring Valley Sch. Dist., GO, Election of 2002, Ser. B, C.A.B.S., N.A.T.L.	Aa2	5.040(b)	08/01/23	2,000	1,051,240
La Quinta Redev. Agy. Tax Alloc., Rfdg. Proj. Area No. 1, N.A.T.L.	Baa1	7.300	09/01/11	1,000	1,053,900
Lincoln Impt. Bond Act of 1915, Pub. Rev., Fin. Auth., Twelve Bridges	NR	6.200	09/02/25	2,525	2,544,948
Long Beach Hbr. Rev., Rfdg., Ser. A, A.M.T., N.A.T.L.	Aa2	6.000	05/15/19	3,000	3,636,479
Long Beach Redev. Agy., Dist. No. 3, Spl. Tax Rev. Pine Ave.	NR	6.375	09/01/23	2,775	2,788,681

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Municipal Bonds (cont’d.)
Los Angeles Calif. Cmnty. College Dist., 2003 Election, Ser. F-1, GO	Aa1	5.000%	08/01/33	$3,250	$3,464,012
Los Angeles Calif. Cmnty. College Dist., 2008 Election,
Ser. A, GO	Aa1	6.000	08/01/33	2,000	2,315,320
Ser. C, GO	Aa1	5.250	08/01/39	750	815,213
Los Angeles Calif. Dept. Arpts. Rev., Ser. A	Aa3	5.000	05/15/34	1,000	1,047,360
Los Angeles Dept. of Wtr & Pwr Rev., Ser. A	Aa3	5.000	07/01/39	1,000	1,073,890
Los Angeles Dept. of Wtr & Pwr. Wtrwks. Rev., Ser. A	Aa2	5.375	07/01/38	1,530	1,690,313
Metro. Wtr. Dist. of Southern Calif. Waterworks Rev.,
Linked, S.A.V.R.S., R.I.B.S.	Aa1	5.750	08/10/18	2,000	2,416,800
Ser. C, Rfdg.	Aa1	5.000	07/01/35	1,000	1,094,780
Unrefunded Balance, Ser. A	Aa1	5.750	07/01/21	2,240	2,786,179
M-S-R Energy Auth. Calif., Ser. A	A(c)	6.500	11/01/39	1,000	1,160,550
Ontario Special Assessment Impvt. Bond Act of 1915, Assmt. Dist. 100C, Cmnty. Ctr. III	NR	8.000	09/02/11	215	224,821
Orange Cnty. Loc. Trans. Auth., Sales Tax Rev.,
Linked, S.A.V.R.S., R.I.B.S., A.M.B.A.C., T.C.R.S.	Aa2	6.200	02/14/11	1,370	1,391,125
Spl. Tax Rev., Linked, S.A.V.R.S., R.I.B.S.(f)	Aa2	11.619(g)	02/14/11	1,500	1,546,260
Perris Cmnty. Facs. Dist., Spec. Tax No. 01-2 Avalon, Ser. A	NR	6.250	09/01/23	2,000	2,000,000
Pico Rivera Wtr. Auth. Rev., Wtr. Sys. Proj., Ser. A, N.A.T.L.	Baa1	5.500	05/01/29	1,500	1,688,430
Pittsburg Redev. Agy. Tax Alloc., Los Medanos Cmnty. Dev. Proj.,
A.M.B.A.C., C.A.B.S.	A+(c)	6.170(b)	08/01/26	1,375	530,008
Ser. B, Assured Gty., A.M.T. (Pre-refunded date 8/01/13)(d)	Aa3	5.800	08/01/34	2,700	3,174,498
Port Oakland, Inter. Lien, Ser. A, N.A.T.L., A.M.T., Rfdg.	A3	5.000	11/01/29	3,000	2,948,970

See Notes to Financial Statements.

Prudential California Muni Income Fund	15

Portfolio of Investments

as of August 31, 2010 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Municipal Bonds (cont’d.)
Puerto Rico Comwlth. Rfdg. Pub Impt., Ser. C, GO	A3	6.000%	07/01/39	$400	$433,300
Puerto Rico Elec. Pwr. Auth. Rev., Ser. XX	A3	5.250	07/01/40	1,000	1,046,050
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Rfdg., Govt. Facs., Ser. P	A3	6.750	07/01/36	250	284,935
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.,
First Sub, Ser. A	A1	5.500	08/01/42	750	795,203
First Sub, Ser. A	A1	5.750	08/01/37	400	427,584
First Sub, Ser. A	A1	6.000	08/01/42	700	766,703
First Sub, Ser. C	A1	5.250	08/01/41	1,500	1,567,155
Rancho Mirage Jt. Pwrs. Fing. Auth. Rev., Eisenhower Med. Ctr., Ser. A	Baa1	5.000	07/01/47	2,500	2,271,650
Redding Elec. Sys. Rev., C.O.P.,
Linked S.A.V.R.S., R.I.B.S., N.A.T.L., Partial E.T.M.(d)	Baa1	6.368	07/01/22	95	114,741
N.A.T.L., Partial E.T.M.(d)(f)	Baa1	11.955(g)	07/01/22	2,315	3,277,114
Riverside Cnty. Calif. Redev. Agy. Tax Alloc., Intst. 215 Corridor, Ser. E	Baa2	6.500	10/01/40	500	514,105
Rocklin Uni. Sch. Dist., Ser. C, GO, C.A.B.S., N.A.T.L.	Baa1	2.800(b)	08/01/16	1,400	1,189,216
Sacramento City Fin. Auth.,
Ser. B, C.A.B.S., N.A.T.L.	Baa1	4.820(b)	11/01/17	5,695	4,062,299
Tax Alloc. Comb. Proj., Ser. B, N.A.T.L., C.A.B.S.	Baa1	4.510(b)	11/01/16	5,700	4,329,434
Sacramento Cnty. Santn. Dist. Fing. Auth. Rev., Var.-Regl., Ser. B, N.A.T.L.	Aa2	0.891(h)	12/01/35	1,000	689,130
San Bernardino Cmnty. College Dist., Election 2002, Ser. A, GO	Aa2	6.250	08/01/33	1,750	2,040,693
San Diego Redev., Agy., Tax Alloc., North Bay Redev.	A3	5.875	09/01/29	3,000	3,001,680
San Diego Regl. Bldg. Auth. Lease Rev., Ctny. Operations Ctr. & Annex A	Aa3	5.375	02/01/36	1,000	1,088,460

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Municipal Bonds (cont’d.)
San Diego Uni. Sch. Dist., Election of 1998, Ser. B, GO, N.A.T.L.	Aa1	6.000%	07/01/19	$1,000	$1,282,780
San Francisco Calif. City & Cnty. Arpts. Commn. Intl. Arpt., Second Ser., Ser. F	A1	5.000	05/01/40	1,000	1,033,240
San Francisco Calif. City & Cnty. Redev. Fing. Auth. Tax Alloc. Mission Bay North Redev., Ser. C	A–(c)	6.500	08/01/39	1,000	1,102,260
San Jose Calif. Redev. Agy. Tax Allocation, Rfdg., Merged Area Redev. Proj., Hsgset. Aside, Ser. A-1	A1	5.500	08/01/35	1,000	1,022,970
San Jose Calif., Library & Park Proj., GO	Aaa	5.000	09/01/33	2,200	2,355,078
San Jose Evergreen Cmnty. College Dist. Election 2004, Ser. B, Assured Gty., GO	Aa1	3.200(b)	09/01/17	1,000	801,840
San Leandro Cmnty. Facs., Spl. Tax, Dist. No.1	NR	6.500	09/01/25	2,160	2,160,151
San Mateo Cnty. Calif. Jt. Pwrs. Fin. Auth.	Aa2	5.000	07/15/33	1,000	1,028,780
Santa Margarita, Dana Point Auth., Impv. Rev., Dists., 3-3A-4 & 4A, Ser. B, N.A.T.L.	Baa1	7.250	08/01/14	2,000	2,383,200
Santa Maria Joint Union H.S. Dist., Election of 2004, C.A.B.S., GO, N.A.T.L.	Aa3	5.820(b)	08/01/29	1,250	422,588
Santa Monica Cmnty. College Dist. Election 2002, Ser. A, GO, N.A.T.L., C.A.B.S.	Aa1	5.240(b)	08/01/28	1,055	422,158
South Bayside Waste Mgmt. Auth. Calif. Solid Waste Enterprise Shoreway Environmental	A3	6.000	09/01/36	500	532,900
Southern California Pub. Pwr. Auth. Rev., Palo Verde Proj., Ser. C, A.M.B.A.C., E.T.M., Rfdg., C.A.B.S.(d)	A1	1.690(b)	07/01/16	16,325	14,794,204
PNC G.I.C. Proj. Rev.	A2	6.750	07/01/13	1,000	1,158,080

See Notes to Financial Statements.

Prudential California Muni Income Fund	17

Portfolio of Investments

as of August 31, 2010 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Municipal Bonds (cont’d.)
Sulphur Springs Uni. Sch. Dist., Ser. A, GO, N.A.T.L., C.A.B.S.	Baa1	1.210%(b)	09/01/11	$3,000	$2,964,120
Tobacco Securitization Auth. Northn. Calif. Rev., Asset-Bkd. Tobacco Settlement, Ser. A	Baa3	5.500	06/01/45	2,000	1,415,660
Torrance Hosp. Rev., Torrance Mem. Med. Ctr., Ser. A	A2	6.000	06/01/22	2,000	2,071,080
Tuolumne Wind Proj. Auth. Calif. Rev., Tuolumne Co. Proj., Ser. A	A1	5.625	01/01/29	1,000	1,117,140
University Calif. Revs., Gen.,
Ser. O	Aa1	5.750	05/15/34	1,250	1,447,225
Ser. Q	Aa1	5.000	05/15/34	1,000	1,079,390
University of Calif. Rev., UCLA Med., Ctr., Ser. A, A.M.B.A.C., Unrefunded Bal.	NR	5.250	05/15/30	1,000	1,009,950
Valley Health Sys., Hosp. Rev., Impt. Proj., Ser. A(f)(i)	D(c)	6.500	05/15/25	130	96,408
Ventura Cnty. Calif. Cmnty. College, GO	Aa2	5.500	08/01/33	2,000	2,204,640
Vernon Calif. Elec. Sys. Rev., Ser. A	A3	5.125	08/01/21	1,500	1,618,695
Virgin Islands Pub. Fin. Auth. Rev., Matching Fd. Ln. Nt., Sr. Lien A	Baa2	5.000	10/01/29	500	515,160
Matching Fd. Ln., Diago, Ser. A	Baa3	6.750	10/01/37	250	282,160

Total long-term investments (cost $203,362,292)					219,602,525

SHORT-TERM INVESTMENTS 0.5%

Municipal Bonds
California Municipal Fin. Auth. Ed. Rev., Exxonmobil Proj., Rfdg., F.R.D.D.(j)	VMIG1	0.220	09/01/10	200	200,000
Sacramento Cnty. Santn. Dist. Auth. Rev., F.R.D.D.(j)	VMIG1	0.230	09/01/10	400	400,000

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Municipal Bonds (cont’d.)
Sacramento Cnty. Santn. Dist. Auth. Rev., F.R.D.D.(j)	VMIG1	0.230%	09/01/10	$500	$500,000

Total short-term investments (cost $1,100,000)					1,100,000

Total Investments 99.0% (cost $204,462,292; Note 5)					220,702,525
Other assets in excess of liabilities(k) 1.0%					2,262,424

Net Assets 100.0%					$222,964,949

*The	ratings reflected are as of August 31, 2010. Ratings of certain bonds may have changed subsequent to that date.
†The	Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
(a)	The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

B.H.A.C.—Berkshire Hathaway Assurance Corp.

C.A.B.S.—Capital Appreciation Bonds.

C.O.P.—Certificate of Participation.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.N.M.A.—Federal National Mortgage Association.

F.R.D.D.—Floating Rate (Daily) Demand Notes.

G.I.C.—Group Insurance Commission.

G.N.M.A.—Government National Mortgage Association.

GO—General Obligation.

N.A.T.L.—National Public Finance Guaranty Corp.

R.I.B.S.—Residual Interest Bonds.

S.A.V.R.S.—Select Auction Variable Rate Securities.

T.C.R.S.—Transferable Custodial Receipts.

NR—Not Rated by Moody’s or Standard & Poor’s.

(b)	Represents a zero coupon bond. Rate shown reflects the effective yield at August 31, 2010.
(c)	Standard & Poor’s rating.
(d)	All or partial escrowed to maturity and pre-refunded securities are secured by escrowed cash and/or U.S. guaranteed obligations.

See Notes to Financial Statements.

Prudential California Muni Income Fund	19

Portfolio of Investments

as of August 31, 2010 continued

(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(f)	Indicates a security that has been deemed illiquid.
(g)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2010.
(h)	Floating Rate Security. The interest rate shown reflects the rate in effect at August 31, 2010.
(i)	Represents issuer in default of interest payments.
(j)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the latter of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(k)	Other assets in excess of liabilities includes net unrealized depreciation on financial futures contracts as follows:

Open futures contracts outstanding at August 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at August 31, 2010	Unrealized (Depreciation)
	Short Positions:
10	5 Year U.S. Treasury Notes	Dec. 2010	$1,197,550	$1,203,203	$(5,653)
78	10 Year U.S. Treasury Notes	Dec. 2010	9,771,457	9,798,750	(27,293)
17	U.S. Long Bond	Dec. 2010	2,288,726	2,295,531	(6,805)

					$(39,751)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds	$—	$220,702,525	$—
Other Financial Instruments*
Futures	(39,751)	—	—

Total	$(39,751)	$220,702,525	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2010 were as follows:

Special Tax/Assessment District	23.8%
General Obligation	16.0
Pre-Refunded	12.0
Healthcare	10.9
Water & Sewer	7.2
Education	6.6
Transportation	5.2
Power	4.3
Lease Backed Certificate of Participation	3.0
Corporate Backed IDB & PCR	2.9
Tobacco	2.3
Tobacco Appropriated	1.7
Housing	1.5
Other	0.9
Short-Term Investments	0.5
Solid Waste/Resource Recovery	0.2

99.0
Other assets in excess of liabilities	1.0

Net Assets	100.0%

Industry classification is subject to change.

See Notes to Financial Statements.

Prudential California Muni Income Fund	21

Portfolio of Investments

as of August 31, 2010 continued

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$—	Due to broker—variation Margin	$39,751	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(1,523,667)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$23,146

For the year ended August 31, 2010, the Fund’s average value at trade date for futures short position was $10,479,053.

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Financial Statements

AUGUST 31, 2010	ANNUAL REPORT

Prudential California Muni Income Fund

Statement of Assets and Liabilities

as of August 31, 2010

Assets
Unaffiliated investments, at value (cost $204,462,292)	$220,702,525
Cash	90,059
Interest receivable	2,533,732
Receivable for Fund shares sold	226,198
Prepaid expenses	5,350

Total assets	223,557,864

Liabilities
Dividends payable	152,619
Payable for Fund shares reacquired	117,219
Accrued expenses	106,348
Management fee payable	93,207
Distribution fee payable	52,408
Due to broker—variation margin	45,484
Deferred trustees’ fees	22,348
Affiliated transfer agent fee payable	3,282

Total liabilities	592,915

Net Assets	$222,964,949

Net assets were comprised of:
Shares of beneficial interest, at par	$208,285
Paid-in capital in excess of par	206,400,633

206,608,918
Undistributed net investment income	286,667
Accumulated net realized loss on investment and financial futures transactions	(131,118)
Net unrealized appreciation on investments and financial futures	16,200,482

Net assets, August 31, 2010	$222,964,949

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($176,413,632 ÷ 16,480,752 shares of beneficial interest issued and outstanding)	$10.70
Maximum sales charge (4.00% of offering price)	0.45

Maximum offering price to public	$11.15

Class B
Net asset value, offering price and redemption price per share ($7,444,573 ÷ 695,439 shares of beneficial interest issued and outstanding)	$10.70

Class C
Net asset value, offering price and redemption price per share ($19,901,680 ÷ 1,859,112 shares of beneficial interest issued and outstanding)	$10.70

Class Z
Net asset value, offering price and redemption price per share ($19,205,064 ÷ 1,793,220 shares of beneficial interest issued and outstanding)	$10.71

See Notes to Financial Statements.

Prudential California Muni Income Fund	25

Statement of Operations

Year Ended August 31, 2010

Net Investment Income
Income
Unaffiliated interest	$11,674,792

Expenses
Management fee	1,061,259
Distribution fee—Class A	432,986
Distribution fee—Class B	38,459
Distribution fee—Class C	125,242
Transfer agent’s fees and expenses (including affiliated expense of $25,600) (Note 3)	75,000
Custodian’s fees and expenses	74,000
Registration fees	52,000
Audit fee	32,000
Reports to shareholders	30,000
Legal fees and expenses	26,000
Trustees’ fees	19,000
Insurance expense	5,000
Miscellaneous	13,275

Total expenses	1,984,221
Less: Custodian fee credit (Note 1)	(73)

Net expenses	1,984,148

Net investment income	9,690,644

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	817,185
Financial futures transactions	(1,523,667)

(706,482)

Net change in unrealized appreciation (depreciation) on:
Investments	13,157,227
Financial futures contracts	23,146

13,180,373

Net gain on investments	12,473,891

Net Increase In Net Assets Resulting From Operations	$22,164,535

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$9,690,644	$9,658,396
Net realized gain (loss) on investment and financial futures transactions	(706,482)	1,609,151
Net change in unrealized appreciation (depreciation) on investments and financial futures	13,180,373	(6,528,811)

Net increase in net assets resulting from operations	22,164,535	4,738,736

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(7,829,414)	(8,032,676)
Class B	(329,000)	(443,331)
Class C	(670,614)	(555,760)
Class Z	(698,401)	(427,986)

	(9,527,429)	(9,459,753)

Distributions from net realized gains
Class A	(912,308)	(735,441)
Class B	(45,987)	(47,423)
Class C	(77,403)	(51,917)
Class Z	(56,061)	(35,930)

	(1,091,759)	(870,711)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	35,504,237	19,655,481
Net asset value of shares issued in reinvestment of dividends and distributions	8,120,652	5,748,249
Cost of shares reacquired	(36,988,539)	(40,335,338)

Net increase (decrease) in net assets from Fund share transactions	6,636,350	(14,931,608)

Capital contributions (Note 6)
Proceeds from regulatory settlement	4,464	—

Total increase (decrease)	18,186,161	(20,523,336)

Net Assets
Beginning of year	204,778,788	225,302,124

End of year(a)	$222,964,949	$204,778,788

(a) Includes undistributed net investment income of:	$286,667	$34,315

See Notes to Financial Statements.

Prudential California Muni Income Fund	27

Notes to Financial Statements

Prudential California Muni Income Fund (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984. The Fund commenced investment operations on December 3, 1990. The Fund is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk consistent with the preservation of capital. The Fund will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. Futures contracts and options thereon traded on an exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. When determining the fair value of securities

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some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term debt securities of sufficient credit quality which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss and is presented in the Statement of Assets and Liabilities. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial future contracts, involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Inverse Floaters: The Fund invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on

Prudential California Muni Income Fund	29

Notes to Financial Statements

continued

the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. The Fund accounts for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and Liabilities.” Interest expense related to the Fund’s liability in connection with the floating rate notes held by third parties is recorded as incurred. The interest expense is under the caption “interest expenses related to inverse floaters” in the Fund’s “Statement of Operations” and is also included in the Fund’s expense ratio. For the year ended August 31, 2010, the Fund did not enter into any Tender Option Bond Transactions.

The Fund’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

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The Fund may also invest in inverse floaters without transferring a fixed rate bond into a trust, which is not accounted for as funded leverage.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management. The Fund amortizes premiums and accretes discounts on purchases of debt securities as adjustments to interest income.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily dividends from net investment income and pays monthly. Distributions of net capital gains, if any, are made at least annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulation and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Taxes: For federal income tax purposes, it is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Prudential California Muni Income Fund	31

Notes to Financial Statements

continued

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to and including $1 billion and 0.45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was 0.50% of the Fund’s average daily net assets for the year ended August 31, 2010.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, Class B and Class C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, Class B and Class C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to 0.30%, 0.50% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to 0.25% and 0.75% of the Class A and Class C shares, respectively for the year ended August 31, 2010.

PIMS has advised the Fund that it received $144,595 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2010. From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

32	Visit our website at www.prudentialfunds.com

PIMS has advised the Fund that, for the year ended August 31, 2010, it received $7,482 and $2,097 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”) and Wells Fargo Advisors, LLC (“Wells Fargo”), affiliates of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended August 31, 2010, the Fund incurred approximately $42,800 in total networking fees, of which approximately $700 and $4,600 were paid to First Clearing and Wells Fargo, respectively, through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Fund excluding short-term investments, for the year ended August 31, 2010 were $39,758,051 and $39,935,432, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and financial futures transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and financial futures transactions and paid-in capital in excess of par. For the year ended August 31, 2010, the adjustments were to increase undistributed net investment income by $89,137, increase accumulated net realized loss on investment and financial futures transactions by $125,138 and increase paid in capital by

Prudential California Muni Income Fund	33

Notes to Financial Statements

continued

$36,001 due primarily to the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized loss and net assets were not affected by this change.

Tax character of distributions paid during the year ended August 31, 2010 were:

Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Total Distributions
$717,307	$9,457,116	$444,765	$10,619,188

Tax character of distributions paid during the year ended August 31, 2009 were:

Tax-Exempt Income	Long-Term Capital Gains	Total Distributions
$9,459,753	$870,711	$10,330,464

As of August 31, 2010, the components of distributable earnings on a tax basis were $278,195 of tax-exempt income (includes a timing difference of $152,619 for dividends payable), and $194,047 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2010 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$203,565,720	$19,805,273	$(2,668,468)	$17,136,805

The difference between book basis and tax basis was primarily attributable to the difference in the treatment of accreting market discount for book and tax purposes.

The Fund elected to treat post-October capital losses of approximately $1,078,000 as having been incurred in the following fiscal year (August 31, 2011).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares sold within 12 months of purchase are subject to a CDSC of 1%. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

For the year ended August 31, 2010, the Fund received $4,464 related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. The Fund was not involved in the proceedings or the calculation of the payment.

The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

Transactions in shares of beneficial interest for the years ended August 31, 2010 and 2009 were as follows:

Class A	Shares	Amount
Year ended August 31, 2010:
Shares sold	1,089,609	$11,335,564
Shares issued in reinvestment of dividends and distributions	648,481	6,736,435
Shares reacquired	(2,270,254)	(23,547,622)

Net increase (decrease) in shares outstanding before conversion	(532,164)	(5,475,623)
Shares issued upon conversion from Class B	112,872	1,169,691

Net increase (decrease) in shares outstanding	(419,292)	$(4,305,932)

Year ended August 31, 2009:
Shares sold	834,365	$8,135,981
Shares issued in reinvestment of dividends and distributions	486,700	4,741,688
Shares reacquired	(3,225,392)	(31,423,539)

Net increase (decrease) in shares outstanding before conversion	(1,904,327)	(18,545,870)
Shares issued upon conversion from Class B	415,797	4,048,404

Net increase (decrease) in shares outstanding	(1,488,530)	$(14,497,466)

Prudential California Muni Income Fund	35

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended August 31, 2010:
Shares sold	154,342	$1,614,194
Shares issued in reinvestment of dividends and distributions	28,938	300,505
Shares reacquired	(248,983)	(2,576,758)

Net increase (decrease) in shares outstanding before conversion	(65,703)	(662,059)
Shares reacquired upon conversion into Class A	(112,789)	(1,169,691)

Net increase (decrease) in shares outstanding	(178,492)	$(1,831,750)

Year ended August 31, 2009:
Shares sold	168,490	$1,655,747
Shares issued in reinvestment of dividends and distributions	30,803	300,049
Shares reacquired	(191,182)	(1,852,282)

Net increase (decrease) in shares outstanding before conversion	8,111	103,514
Shares reacquired upon conversion into Class A	(415,524)	(4,048,404)

Net increase (decrease) in shares outstanding	(407,413)	$(3,944,890)

Class C
Year ended August 31, 2010:
Shares sold	706,172	$7,333,116
Shares issued in reinvestment of dividends and distributions	53,867	559,973
Shares reacquired	(360,929)	(3,745,129)

Net increase (decrease) in shares outstanding	399,110	$4,147,960

Year ended August 31, 2009:
Shares sold	502,832	$4,891,852
Shares issued in reinvestment of dividends and distributions	40,102	390,999
Shares reacquired	(249,642)	(2,435,067)

Net increase (decrease) in shares outstanding	293,292	$2,847,784

Class Z
Year ended August 31, 2010:
Shares sold	1,468,430	$15,221,363
Shares issued in reinvestment of dividends and distributions	50,329	523,739
Shares reacquired	(687,292)	(7,119,030)

Net increase (decrease) in shares outstanding	831,467	$8,626,072

Year ended August 31, 2009:
Shares sold	505,959	$4,971,901
Shares issued in reinvestment of dividends and distributions	32,334	315,513
Shares reacquired	(474,418)	(4,624,450)

Net increase (decrease) in shares outstanding	63,875	$662,964

36	Visit our website at www.prudentialfunds.com

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay a commitment fee of 0.15% of the unused portion of the SCA. The expiration date of the SCA has been extended from October 20, 2010 through December 24, 2010 under the same terms. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2010.

Note 8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Prudential California Muni Income Fund	37

Financial Highlights

Class A Shares
	Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.14	$10.37	$10.55	$10.94	$11.14
Income (loss) from investment operations:
Net investment income	.48	.47	.45	.47	.48
Net realized and unrealized gain (loss) on investments and financial futures	.60	(.20)	(.10)	(.30)	(.14)
Total from investment operations	1.08	.27	.35	.17	.34
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.46)	(.47)	(.46)	(.47)
Distributions from net realized gains	(.05)	(.04)	(.06)	(.10)	(.07)
Total dividends and distributions	(.52)	(.50)	(.53)	(.56)	(.54)
Capital Contributions	- (e)	-	-	-	-
Net asset value, end of year	$10.70	$10.14	$10.37	$10.55	$10.94
Total Return(a):	10.96%	2.94%	3.31%	1.55%	3.18%

Ratios/Supplemental Data:
Net assets, end of year (000)	$176,414	$171,357	$190,613	$195,617	$136,509
Average net assets (000)	$173,193	$170,257	$192,969	$183,767	$140,306
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.90%	.89%	.87% (c)	.92% (c)	.94%
Expenses, excluding distribution and service (12b-1) fees	.65%	.64%	.62% (c)	.67% (c)	.69%
Net investment income	4.60%	4.82%	4.23%	4.40%	4.33%
For Class A, B, C, and Z shares:
Portfolio turnover rate	19% (d)	30% (d)	41%	43%	40%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25%

of the average daily net assets of the Class A shares.

(c) The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .87% and .89% and the expense ratio excluding 12b-1 and interest expense and fees is .62% and .64% for the years ended August 31, 2008 and 2007, respectively.

(d) The portfolio turnover rate including variable rate demand notes was 38% and 53% for the years ended August 31, 2010 and 2009, respectively.

(e) Less than $.005 per share.

See Notes to Financial Statements.

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Class B Shares
	Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.14	$10.37	$10.55	$10.94	$11.14
Income (loss) from investment operations:
Net investment income	.45	.45	.42	.45	.45
Net realized and unrealized gain (loss) on investments and financial futures	.60	(.20)	(.10)	(.30)	(.14)
Total from investment operations	1.05	.25	.32	.15	.31
Less Dividends and Distributions:
Dividends from net investment income	(.44)	(.44)	(.44)	(.44)	(.44)
Distributions from net realized gains	(.05)	(.04)	(.06)	(.10)	(.07)
Total dividends and distributions	(.49)	(.48)	(.50)	(.54)	(.51)
Capital Contributions	- (c)	-	-	-	-
Net asset value, end of year	$10.70	$10.14	$10.37	$10.55	$10.94
Total Return(a):	10.68%	2.69%	3.06%	1.29%	2.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,444	$8,861	$13,283	$19,291	$21,264
Average net assets (000)	$7,692	$9,922	$15,408	$20,405	$25,830
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.15%	1.14%	1.12% (b)	1.17% (b)	1.19%
Expenses, excluding distribution and service (12b-1) fees	.65%	.64%	.62% (b)	.67% (b)	.69%
Net investment income	4.35%	4.57%	3.98%	4.13%	4.08%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.12% and 1.14% and the expense ratio excluding 12b-1 and interest expense and fees is .62% and .64% for the years ended August 31, 2008 and 2007, respectively.

(c) Less than $.005 per share.

See Notes to Financial Statements.

Prudential California Muni Income Fund	39

Financial Highlights

continued

Class C Shares
	Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.14	$10.37	$10.55	$10.94	$11.14
Income (loss) from investment operations:
Net investment income	.43	.42	.40	.42	.42
Net realized and unrealized gain (loss) on investments and financial futures	.60	(.20)	(.10)	(.30)	(.14)
Total from investment operations	1.03	.22	.30	.12	.28
Less Dividends and Distributions:
Dividends from net investment income	(.42)	(.41)	(.42)	(.41)	(.41)
Distributions from net realized gains	(.05)	(.04)	(.06)	(.10)	(.07)
Total dividends and distributions	(.47)	(.45)	(.48)	(.51)	(.48)
Capital Contributions	- (d)	-	-	-	-
Net asset value, end of year	$10.70	$10.14	$10.37	$10.55	$10.94
Total Return(a):	10.42%	2.45%	2.82%	1.04%	2.66%

Ratios/Supplemental Data:
Net assets, end of year (000)	$19,902	$14,804	$12,094	$8,488	$8,059
Average net assets (000)	$16,699	$13,172	$9,567	$8,497	$8,182
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.40%	1.39%	1.37% (c)	1.42% (c)	1.44%
Expenses, excluding distribution and service (12b-1) fees	.65%	.64%	.62% (c)	.67% (c)	.69%
Net investment income	4.10%	4.32%	3.74%	3.90%	3.83%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares.

(c) The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.37% and 1.39% and the expense ratio excluding 12b-1 and interest expense and fees is .62% and .64% for the years ended August 31, 2008 and 2007, respectively.

(d) Less than $.005 per share.

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.14	$10.37	$10.56	$10.95	$11.14
Income (loss) from investment operations:
Net investment income	.50	.50	.48	.50	.50
Net realized and unrealized gain (loss) on investments and financial futures	.62	(.20)	(.11)	(.30)	(.12)
Total from investment operations	1.12	.30	.37	.20	.38
Less Dividends and Distributions:
Dividends from net investment income	(.50)	(.49)	(.50)	(.49)	(.50)
Distributions from net realized gains	(.05)	(.04)	(.06)	(.10)	(.07)
Total dividends and distributions	(.55)	(.53)	(.56)	(.59)	(.57)
Capital Contributions	- (c)	-	-	-	-
Net asset value, end of year	$10.71	$10.14	$10.37	$10.56	$10.95
Total Return(a):	11.37%	3.21%	3.49%	1.80%	3.53%

Ratios/Supplemental Data:
Net assets, end of year (000)	$19,205	$9,757	$9,312	$5,636	$4,985
Average net assets (000)	$14,668	$8,616	$6,821	$5,566	$4,925
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.65%	.64%	.62% (b)	.67% (b)	.69%
Expenses, excluding distribution and service (12b-1) fees	.65%	.64%	.62% (b)	.67% (b)	.69%
Net investment income	4.84%	5.07%	4.50%	4.64%	4.58%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .62% and .64% and the expense ratio excluding 12b-1 and interest expense and fees is .62% and .64% for the years ended August 31, 2008 and 2007, respectively.

(c) Less than $.005 per share.

See Notes to Financial Statements.

Prudential California Muni Income Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 6:

We have audited the accompanying statement of assets and liabilities of the Prudential California Muni Income Fund of Prudential Investment Portfolios 6 (formerly Dryden California Municipal Fund — California Income Series) (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 21, 2010

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Series’ fiscal year end (August 31, 2010) as to the federal income tax status of dividends and distributions paid during such fiscal year. We are advising you that during its fiscal year ended August 31, 2010, the Fund designates the maximum amount allowable per share, but not less than $0.466 per Class A shares, $0.440 per Class B shares, $0.415 per Class C shares and $0.495 per Class Z shares as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code. In addition, the Fund designates the maximum amount allowable per share, but not less than $0.022 per Class A, B, C and Z shares, as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. The Fund paid ordinary income dividends of $0.036 per Class A, B, C and Z shares, which are taxable as such.

In January 2011, you will be advised on IRS Form 1099 DIV and/or 1099 INT or substitute forms as to the federal tax status of the dividends and distributions received by you in calendar 2010.

Prudential California Muni Income Fund	43

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 55

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AMCH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 55

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

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Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 55	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 55	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 55

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 55	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Prudential California Muni Income Fund

Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (62) Board Member & President Portfolios Overseen: 55

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President

(February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 55

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003, Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Prudential California Muni Income Fund

Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 1998; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1996; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of the Prudential California Muni Income Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees,

[1]	Prudential California Muni Income Fund is a series of Prudential Investment Portfolios 6.

Prudential California Muni Income Fund

Approval of Advisory Agreements (continued)

and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with the Fund, and between PI and PIM, which serves as subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board requested and received information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadviser as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and the subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadviser’s portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable

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compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board noted that the Fund’s gross performance in relation to its Peer Universe (the Lipper California Municipal Debt Funds Performance Universe) was in the first quartile for the three-, five-, and 10-year periods, and in the third quartile for the one-year period. The Board also noted that the Fund outperformed or performed competitively against its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses ranked in the Expense Group’s third quartile. The Board also considered that the Fund’s third quartile ranking for total expenses was reflective, in part, of its relatively small asset size. The Board also considered that the Fund’s actual management fee was just 1 basis point above the median of all funds included in the Expense Group and that the Fund’s total expenses were 3.7 basis points above the median of all funds included in the Expense Group. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital.

Prudential California Muni Income Fund

Approval of Advisory Agreements (continued)

The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential California Muni Income Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential California Muni Income Fund
Share Class	A	B	C	Z
NASDAQ	PBCAX	PCAIX	PCICX	PCIZX
CUSIP	74440X100	74440X209	74440X308	74440X407

MF146E    0188338-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2010 and August 31, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $32,000 and $28,742, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal year ended August 31, 2010. During the fiscal year ended August 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  Prudential Investment Portfolios 6

By:	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

October 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

October 21, 2010

By:	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

October 21, 2010